UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2021

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 280 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPNT	Nasdaq Stock Market LLC

Item 5.07. Submission of Matters to a Vote of Security Holders
Opiant Pharmaceuticals, Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting") virtually on June 15, 2021. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.    The proposal to elect Craig Collard, Richard Daly and Dr. Michael Sinclair as Class I directors to serve until the 2024 annual meeting of stockholders, or until his successor is duly elected and qualified;

2.    The proposal to approve the issuance of greater than 20% of the Company’s Common Stock, as required by and in accordance with Nasdaq Capital Market Rule 5635(d), which will be the issuance of up to an aggregate of 1,272,913 of the Company’s Common Stock;

3.    The proposal to ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021; and

4.    An advisory vote on the Company’s executive compensation.
At the close of business on April 16, 2021, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 4,330,594 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 2,735,019 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.
The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:
Proposal No. 1 - Election of Directors
The following nominees were elected to serve as Class I directors for a term that will continue until the 2024 annual meeting of stockholders or until his successor has been duly elected and qualified. The number of votes cast for and against and the number of abstentions and broker non-votes for the nominee were as follows:

Nominees	For	Withheld	Broker Non-Votes
Craig Collard	1,487,714	174,513	1,072,792
Richard Daly	1,485,947	176,280	1,072,792
Dr. Michael Sinclair	1,491,329	170,898	1,072,792

Proposal No. 2 - Approval of Issuance of Greater Than 20% of the Company’s Common Stock
The vote with respect to the approval of the issuance of greater than 20% of the Company’s Common Stock, as required by and in accordance with Nasdaq Capital Market Rule 5635(d), was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,389,304	262,303	10,620	1,072,792

Proposal No. 3 - Ratification of the appointment of MaloneBailey, LLP for the fiscal year ended December 31, 2021
The vote with respect to the approval of the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, was as follows:

For	Against	Abstain
2,532,081	194,373	8,565

Proposal No. 4 - Advisory Vote on Executive Compensation
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The number of votes cast for and against and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,416,108	229,082	17,037	1,072,792

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OPIANT PHARMACEUTICALS, INC.
Dated: June 15, 2021                    By: /s/ David D. O’Toole
Name: David D. O’Toole
Title: Chief Financial Officer